UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund: BlackRock Funds IV

BlackRock Impact Bond Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2019

Date of reporting period: 05/31/2019

Item 1 – Report to Stockholders

MAY 31, 2019

ANNUAL REPORT

BlackRock Funds IV

➢	BlackRock Impact Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2019, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds posted positive returns, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — all declined during the reporting period.

Volatility rose in emerging markets, as the rising U.S. dollar and higher interest rates in the United States disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

As global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019, which led to a strong rebound in the equity market. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Signs of slowing economic growth also prompted investors to increase expectations for Fed rate cuts in the latter half of 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

We continue to believe the probability of recession in 2019 remains relatively low. In our view, a slowing expansion with room to run is the most likely scenario. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

Despite the crosscurrents, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.74%	3.78%
U.S. small cap equities (Russell 2000® Index)	(3.72)	(9.04)
International equities (MSCI Europe, Australasia, Far East Index)	2.41	(5.75)
Emerging market equities (MSCI Emerging Markets Index)	1.33	(8.70)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.26
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.11	8.81
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.72	6.40
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.68	6.06
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.19	5.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2019	BlackRock Impact Bond Fund

Investment Objective

BlackRock Impact Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2019, the Fund’s Institutional and Class K Shares outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s Investor A Shares performed in line with the benchmark and Investor C Shares underperformed.

Investment Process

The Fund will seek to provide a combination of income and capital growth by investing in a portfolio of debt securities using model-based asset allocation and security selection models. The Fund will invest across multiple fixed income sectors and instruments, including, but not limited to, corporate bonds. The Fund will select corporate bonds of companies to seek to generate alpha and positive aggregate societal impact outcomes, as determined by the investment adviser using the BlackRock Systematic Active Equity Impact Methodology, compared to the benchmark.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

•	Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

•

High Impact Disease Research — Companies that work on “high impact disease research” are companies that are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

•	Greenhouse Gas Emissions – Companies that report lower levels of carbon emissions.

•

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

•	Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

The Fund implemented its strategy of investing in a portfolio of corporate bonds of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

Selection within corporate credit was the primary positive contributor to the Fund’s performance. In particular, overweight positions to cable and wireless issuers within the communications industry benefited returns. The Fund’s asset allocation also had a positive impact on relative returns, driven by an overweight to assets that trade at a yield spread relative to U.S. Treasuries including an out-of-benchmark allocation to high yield corporate bonds. Performance of these sectors benefited from continued spread tightening, especially in 2019, as well as the incremental yield they provide.

The principal detractor from Fund returns relative to the benchmark was the Fund’s positioning with respect to residential mortgage-backed securities (“MBS”). In particular, mortgage pool selection within 30-year MBS and a preference for higher coupons constrained returns as the yield curve flattened during the period.

Describe recent portfolio activity.

Over the period, the Fund trimmed its overweight to industrials within corporate credit. Within industrials, the Fund decreased its overweight to the communications, technology and consumer segments. Within consumer non-cyclicals, the Fund increased its overweight to food and beverage issuers, while decreasing the overweight to pharmaceuticals. The Fund continued to reduce its overweight position to the energy sector by increasing the underweight to independent energy issuers.

At period end, the Fund held a modest amount of cash, which was committed for pending transactions. The cash balance did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

As of May 31, 2019, the Fund remained underweight relative to the benchmark in U.S. Treasury securities. Within spread sectors, the Fund was overweight to investment grade corporate credit, agency MBS and asset-backed securities. Within investment grade corporates, the Fund was overweight in communications, banking and select names within technology, while remaining underweight in transportation and finance issuers. Fund also held a non-benchmark allocation to high yield corporate debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2019 (continued)	BlackRock Impact Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests, under normal market conditions, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced securities (“TBA”); debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(d)	Commencement of operations.

Performance Summary for the Period Ended May 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.64%	(0.23)%	7.17%	6.55%	N/A	1.95%	N/A
Investor A	2.30	(0.60)	7.03	6.39	2.14%	1.72	0.23%
Investor C	1.66	(1.38)	6.64	5.49	4.49	0.92	0.92
Class K	2.69	(0.20)	7.20	6.60	N/A	1.98	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	6.72	6.40	N/A	1.84	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal market conditions, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced securities (“TBA”); debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of May 31, 2019 (continued)	BlackRock Impact Bond Fund

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (December 1, 2018)	Ending Account Value (May 31, 2019)	Expenses Paid During the Period (a)	Beginning Account Value (December 1, 2018)	Ending Account Value (May 31, 2019)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,071.70	$2.12	$1,000.00	$1,022.89	$2.07	0.41%
Investor A	1,000.00	1,070.30	3.41	1,000.00	1,021.64	3.33	0.66
Investor C	1,000.00	1,066.40	7.32	1,000.00	1,017.85	7.14	1.41
Class K	1,000.00	1,072.00	1.86	1,000.00	1,023.14	1.82	0.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Corporate Bonds	50%
U.S. Government Sponsored Agency Securities	33
U.S. Treasury Obligations	11
Short-Term Securities	8
TBA Sale Commitments	(2)

CREDIT QUALITY ALLOCATION (a)(b)

Credit Rating	Percent of Total Investments
AAA/Aaa(c)	47%
AA/Aa	5
A	19
BBB/Baa	27
BB/Ba	1
B	1

(a)	Excludes Short-Term Securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2018 and held through May 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments May 31, 2019	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 53.8%

Aerospace & Defense — 0.6%
Embraer SA, 5.15%, 06/15/22	$40	$41,665
Rockwell Collins, Inc., 3.20%, 03/15/24	100	101,175

		142,840

Auto Components — 2.0%
Daimler Finance North America LLC, 8.50%, 01/18/31	15	21,964
Ford Motor Co., 7.40%, 11/01/46	15	16,206
Ford Motor Credit Co. LLC, 2.46%, 03/27/20	200	199,140
General Motors Co., 6.25%, 10/02/43	20	20,169
General Motors Financial Co., Inc.:
3.50%, 07/10/19	50	50,040
3.20%, 07/06/21	100	99,885
5.25%, 03/01/26	50	52,363
Tenneco, Inc., 5.00%, 07/15/26	25	18,969
Tesla, Inc., 5.30%, 08/15/25(a)	25	20,376

		499,112

Banks — 5.1%
Bank of Montreal, 1.50%, 07/18/19	80	79,888
Bank of Nova Scotia:
1.65%, 06/14/19	125	124,965
4.38%, 01/13/21	50	51,574
Canadian Imperial Bank of Commerce, 1.60%, 09/06/19	50	49,883
Cooperatieve Rabobank UA, 4.50%, 01/11/21	100	103,303
Credit Suisse AG, New York, 5.40%, 01/14/20	80	81,230
Fifth Third Bancorp, 4.30%, 01/16/24	50	52,990
HSBC Holdings PLC, 5.10%, 04/05/21	100	104,138
HSBC USA, Inc., 3.50%, 06/23/24	100	102,678
ING Groep NV, 3.15%, 03/29/22	200	202,455
KeyCorp, 5.10%, 03/24/21	100	104,351
Sumitomo Mitsui Financial Group, Inc., 2.06%, 07/14/21	80	79,062
SVB Financial Group, 3.50%, 01/29/25	50	50,601
Toronto-Dominion Bank, 2.50%, 12/14/20	100	100,197

		1,287,315
Beverages — 0.7%
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28(a)	75	80,093
PepsiCo, Inc.:
3.00%, 10/15/27	50	50,666
4.45%, 04/14/46	25	28,739

		159,498

Biotechnology — 0.7%
Amgen, Inc., 4.40%, 05/01/45	25	24,994
Genzyme Corp., 5.00%, 06/15/20	80	82,062
Gilead Sciences, Inc., 4.60%, 09/01/35	35	37,875
Hubbell, Inc., 3.50%, 02/15/28	35	34,966

		179,897

Building Products — 0.4%
Owens Corning, 4.20%, 12/15/22	100	103,416

Cable Television Services — 0.1%
Motorola Solutions, Inc., 5.50%, 09/01/44	10	10,100

Capital Markets — 4.5%
Goldman Sachs Group, Inc.:
5.38%, 03/15/20	75	76,533
3.00%, 04/26/22	50	50,172
3.63%, 01/22/23	50	51,309
4.25%, 10/21/25	25	25,892
3.75%, 02/25/26	25	25,494
3.81%, 04/23/29(b)	50	50,496
6.25%, 02/01/41	25	32,027
4.80%, 07/08/44	10	10,962
Invesco Finance PLC, 3.75%, 01/15/26	75	77,378

Security	Par (000)	Value

Capital Markets (continued)
Jefferies Group LLC:
6.88%, 04/15/21	$100	$106,880
6.50%, 01/20/43	20	21,092
Morgan Stanley:
5.75%, 01/25/21	100	104,866
4.88%, 11/01/22	50	53,183
5.00%, 11/24/25	50	54,453
3.88%, 01/27/26	75	77,893
4.38%, 01/22/47	15	15,987
Northern Trust Corp., 3.45%, 11/04/20	100	101,635
State Street Corp., 1.95%, 05/19/21	100	99,228
TD Ameritrade Holding Corp., 2.95%, 04/01/22	100	101,125

		1,136,605

Chemicals — 0.6%
Albemarle Corp., 4.15%, 12/01/24	50	52,245
Methanex Corp., 4.25%, 12/01/24	50	51,276
Sherwin-Williams Co., 3.30%, 02/01/25	50	50,051

		153,572

Communications Equipment — 0.1%
Juniper Networks, Inc., 4.35%, 06/15/25	25	26,176

Consumer Finance — 2.0%
American Express Co., 3.63%, 12/05/24	25	25,954
Automatic Data Processing, Inc., 2.25%, 09/15/20	80	80,044
Capital One Financial Corp., 3.80%, 01/31/28	45	44,950
Discover Financial Services:
5.20%, 04/27/22	50	53,204
3.75%, 03/04/25	25	25,323
IHS Markit Ltd.:
4.75%, 02/15/25(a)	25	26,446
4.25%, 05/01/29	35	35,452
S&P Global, Inc., 2.95%, 01/22/27	100	99,874
Synchrony Financial, 4.25%, 08/15/24	50	51,050
Visa, Inc., 3.65%, 09/15/47	50	51,041

		493,338
Containers & Packaging — 0.4%
Ball Corp., 5.25%, 07/01/25	25	26,313
International Paper Co., 3.80%, 01/15/26	50	51,690
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(a)	25	25,166

		103,169

Diversified Financial Services — 4.4%
American Express Credit Corp., 2.70%, 03/03/22	100	100,399
Bank of America Corp.:
3.00%, 12/20/23(b)	54	54,205
4.45%, 03/03/26	50	52,692
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(c)	100	100,978
4.33%, 03/15/50(b)	25	26,422
Brookfield Finance, Inc., 4.70%, 09/20/47	20	20,306
Charles Schwab Corp., 3.20%, 03/02/27	75	76,284
Citigroup, Inc.:
2.70%, 03/30/21	75	75,058
3.70%, 01/12/26	50	51,531
4.45%, 09/29/27	75	78,429
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(c)	50	51,423
8.13%, 07/15/39	25	38,626
Intercontinental Exchange, Inc., 2.75%, 12/01/20	100	100,199
JPMorgan Chase & Co.:
4.25%, 10/15/20	80	81,818
3.88%, 09/10/24	70	72,733
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(c)	100	101,353
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(c)	25	26,504

		1,108,960

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services — 1.3%
AT&T, Inc.:
3.00%, 06/30/22	$100	$100,765
4.13%, 02/17/26	50	52,064
4.50%, 03/09/48	25	24,027
Deutsche Telekom International Finance BV, 9.25%, 06/01/32	25	37,672
Verizon Communications, Inc.:
3.38%, 02/15/25	53	54,431
4.33%, 09/21/28	51	55,237

		324,196

Electric Utilities — 2.5%
Ameren Corp., 2.70%, 11/15/20	100	100,088
Avangrid, Inc., 3.15%, 12/01/24	50	50,120
Black Hills Corp., 4.25%, 11/30/23	20	20,968
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21	100	98,648
Commonwealth Edison Co., 3.40%, 09/01/21	50	50,912
Consolidated Edison, Inc., 2.00%, 05/15/21	125	123,971
Duke Energy Corp., 3.75%, 09/01/46	35	32,700
Florida Power & Light Co.:
4.13%, 06/01/48	20	22,016
3.99%, 03/01/49	15	15,986
NV Energy, Inc., 6.25%, 11/15/20	80	84,115
San Diego Gas & Electric Co., 4.15%, 05/15/48	15	15,266
Virginia Electric & Power Co., 4.60%, 12/01/48	15	16,922

		631,712

Electronic Equipment, Instruments & Components — 0.2%
Avnet, Inc., 4.88%, 12/01/22	40	42,336

Equity Real Estate Investment Trusts (REITs) — 4.3%
American Tower Corp.:
2.80%, 06/01/20	50	50,000
2.25%, 01/15/22	50	49,476
4.00%, 06/01/25	100	104,064
3.95%, 03/15/29	25	25,444
AvalonBay Communities, Inc., 4.35%, 04/15/48	15	16,392
Boston Properties LP, 5.63%, 11/15/20	100	103,697
Camden Property Trust, 2.95%, 12/15/22	20	20,170
Crown Castle International Corp.:
3.40%, 02/15/21	80	80,825
5.25%, 01/15/23	50	53,731
5.20%, 02/15/49	25	27,284
Hospitality Properties Trust:
4.25%, 02/15/21	100	101,300
5.00%, 08/15/22	50	52,302
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)	25	24,375
Kilroy Realty LP, 3.80%, 01/15/23	20	20,580
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26	25	25,203
Omega Healthcare Investors, Inc., 4.50%, 04/01/27	50	51,443
Prologis LP, 3.75%, 11/01/25	75	79,217
Regency Centers Corp., 3.75%, 11/15/22	100	103,205
SBA Communications Corp., 4.88%, 07/15/22	25	25,155
Weyerhaeuser Co., 4.63%, 09/15/23	50	53,260

		1,067,123

Food & Staples Retailing — 0.6%
Costco Wholesale Corp., 1.70%, 12/15/19	80	79,621
Sysco Corp.:
2.60%, 06/12/22	50	50,164
4.45%, 03/15/48	25	26,058

		155,843

Food Products — 1.9%
Bunge Ltd. Finance Corp., 3.50%, 11/24/20	80	80,801

Security	Par (000)	Value

Food Products (continued)
Conagra Brands, Inc., 4.60%, 11/01/25	$50	$53,264
Hershey Co., 4.13%, 12/01/20	75	76,969
Kellogg Co., 3.25%, 04/01/26	50	49,657
Kraft Heinz Foods Co.:
5.38%, 02/10/20	50	50,891
3.50%, 06/06/22	100	101,765
Post Holdings, Inc., 5.00%, 08/15/26(a)	25	24,470
Tyson Foods, Inc., 4.50%, 06/15/22	50	52,435

		490,252

Health Care Equipment & Supplies — 0.6%
Baxter International, Inc., 3.50%, 08/15/46	40	35,894
Becton Dickinson & Co., 2.68%, 12/15/19	66	65,969
Kinetic Concepts, Inc./KCI USA, Inc., 7.88%, 02/15/21(a)	22	22,568
Medtronic, Inc., 4.63%, 03/15/45	25	28,866

		153,297

Health Care Providers & Services — 0.4%
HCA, Inc.:
5.25%, 06/15/26	25	26,849
5.50%, 06/15/47	40	42,038
UnitedHealth Group, Inc., 4.45%, 12/15/48	25	27,415

		96,302

Household Durables — 0.2%
PulteGroup, Inc., 5.00%, 01/15/27	25	25,250
Toll Brothers Finance Corp., 4.88%, 03/15/27	25	24,938

		50,188

Industrial Conglomerates — 0.7%
General Electric Co.:
2.10%, 12/11/19	100	99,580
3.45%, 05/15/24	75	75,916

		175,496

Insurance — 1.3%
Markel Corp., 4.90%, 07/01/22	70	74,412
Marsh & McLennan Cos., Inc.:
3.30%, 03/14/23	50	51,019
3.50%, 03/10/25	50	51,289
4.20%, 03/01/48	10	10,147
4.90%, 03/15/49	30	33,822
MetLife, Inc., Series D, 4.37%, 09/15/23	70	75,002
Travelers Cos., Inc., 3.75%, 05/15/46	25	25,426

		321,117

Interactive Media & Services — 0.9%
Alphabet, Inc.:
3.63%, 05/19/21	75	77,028
2.00%, 08/15/26	75	71,784
Expedia Group, Inc., 5.00%, 02/15/26	50	53,895
VeriSign, Inc., 5.25%, 04/01/25	25	26,125

		228,832

IT Services — 0.7%
DXC Technology Co.:
2.88%, 03/27/20	100	100,087
4.25%, 04/15/24	50	51,799
Fidelity National Information Services, Inc., 4.50%, 08/15/46	25	25,541

		177,427
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc., 4.50%, 03/01/21	80	82,454

Machinery — 0.2%
Ingersoll-Rand Luxembourg Finance SA, 4.50%, 03/21/49	25	26,076
Snap-on, Inc., 4.10%, 03/01/48	15	16,129

		42,205

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media — 2.8%
Bell Canada, Inc., 4.46%, 04/01/48	$20	$21,183
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20	80	80,669
4.46%, 07/23/22	100	103,636
4.91%, 07/23/25	50	52,772
6.48%, 10/23/45	25	28,178
5.75%, 04/01/48	15	15,774
DISH DBS Corp., 7.75%, 07/01/26	25	22,938
Fox Corp., 5.58%, 01/25/49(a)	35	40,712
Omnicom Group, Inc./Omnicom Capital, Inc., 4.45%, 08/15/20	100	102,169
Thomson Reuters Corp.:
4.30%, 11/23/23	100	105,161
5.85%, 04/15/40	30	34,416
Warner Media LLC, 4.00%, 01/15/22	100	103,253

		710,861
Metals & Mining — 0.7%
Allegheny Technologies, Inc., 7.88%, 08/15/23	25	26,243
Newmont Goldcorp Corp., 3.63%, 06/09/21(a)	80	81,079
Vale Overseas Ltd.:
4.38%, 01/11/22	48	48,900
6.88%, 11/10/39	20	22,459

		178,681

Multi-Utilities — 0.2%
Atmos Energy Corp., 4.13%, 03/15/49	20	21,385
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23	25	25,380

		46,765
Office Supplies & Equipment — 0.5%
VMware, Inc.:
2.95%, 08/21/22	50	49,975
3.90%, 08/21/27	75	74,088

		124,063
Oil, Gas & Consumable Fuels — 3.0%
BP Capital Markets PLC, 3.56%, 11/01/21	70	71,834
Buckeye Partners LP, 4.88%, 02/01/21	80	81,495
Canadian Natural Resources Ltd., 3.90%, 02/01/25	40	41,458
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	25	25,875
Chevron Corp., 3.19%, 06/24/23	70	71,901
Enbridge, Inc., 4.00%, 10/01/23	40	41,553
Energy Transfer Operating LP, 4.75%, 01/15/26	50	51,967
Enterprise Products Operating LLC, 4.80%, 02/01/49	15	15,888
EQM Midstream Partners LP, 6.50%, 07/15/48	10	10,328
Occidental Petroleum Corp., 3.40%, 04/15/26	25	25,027
ONEOK Partners LP, 3.38%, 10/01/22	70	71,030
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	100	103,733
6.25%, 03/15/22	100	107,946
Valero Energy Corp., 4.90%, 03/15/45	25	26,078

		746,113

Personal Products — 0.7%
Procter & Gamble Co., 1.90%, 11/01/19	80	79,800
Unilever Capital Corp., 2.90%, 05/05/27	100	99,935

		179,735

Pharmaceuticals — 2.0%
Abbott Laboratories, 3.88%, 09/15/25	70	73,960
AbbVie, Inc., 4.25%, 11/14/28	50	51,797
AstraZeneca PLC, 3.38%, 11/16/25	50	50,578
Eli Lilly & Co., 3.95%, 03/15/49	35	36,619
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29	50	51,476

Security	Par (000)	Value

Pharmaceuticals (continued)
Johnson & Johnson, 3.55%, 05/15/21	$80	$81,706
Wyeth LLC, 6.45%, 02/01/24	70	82,159
Zoetis, Inc., 3.25%, 02/01/23	70	71,060

		499,355

Professional Services — 0.1%
Verisk Analytics, Inc., 4.13%, 09/12/22	25	26,110

Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 4.70%, 10/01/19	80	80,554

Semiconductors & Semiconductor Equipment — 2.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/28	25	22,821
Broadcom, Inc., 4.75%, 04/15/29(a)	50	49,320
NVIDIA Corp.:
2.20%, 09/16/21	150	148,648
3.20%, 09/16/26	100	100,015
Seagate HDD Cayman, 5.75%, 12/01/34	15	14,079
Texas Instruments, Inc., 1.85%, 05/15/22	100	99,038
Xilinx, Inc., 3.00%, 03/15/21	100	100,712

		534,633

Software — 1.0%
Autodesk, Inc.:
4.38%, 06/15/25	25	26,249
3.50%, 06/15/27	75	73,998
Electronic Arts, Inc., 3.70%, 03/01/21	100	101,867
Microsoft Corp., 3.70%, 08/08/46	50	52,018

		254,132

Specialty Retail — 1.3%
Best Buy Co., Inc., 5.50%, 03/15/21	80	83,323
Dollar Tree, Inc., 4.20%, 05/15/28	50	50,534
Home Depot, Inc., 2.00%, 06/15/19	80	79,974
QVC, Inc.:
5.13%, 07/02/22	50	51,806
4.45%, 02/15/25	25	24,837
Tapestry, Inc., 4.25%, 04/01/25	40	41,107

		331,581

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.:
2.85%, 02/23/23	50	50,663
3.00%, 06/20/27	35	35,123
Dell International LLC/EMC Corp.(a):
5.45%, 06/15/23	25	26,568
5.30%, 10/01/29	25	25,572
8.35%, 07/15/46	10	12,207
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20	100	101,175
4.40%, 10/15/22	50	52,352

		303,660

Wireless Telecommunication Services — 0.2%
Sprint Corp., 7.63%, 02/15/25	25	26,437
T-Mobile USA, Inc., 6.00%, 04/15/24	25	25,969

		52,406

Total Corporate Bonds — 53.8% (Cost — $13,489,319)		13,511,427

U.S. Government Sponsored Agency Securities — 35.5%

Mortgage-Backed Securities — 35.5%
Fannie Mae Mortgage-Backed Securities:
3.00%, 12/01/35 - 06/01/49(d)	241	242,650
3.50%, 10/01/46 - 06/01/49(d)	668	684,631

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 05/01/33 - 06/01/49(d)	$2,056	$2,132,958
4.50%, 02/01/48 - 06/01/49(d)	730	1,103,404
5.00%, 06/01/39 - 06/01/49(d)	709	763,785
5.50%, 09/01/41 - 01/01/47	157	172,443
Freddie Mac Mortgage-Backed Securities:
3.00%, 08/01/46 - 06/01/49	205	207,047
3.50%, 03/01/47	670	691,629
4.00%, 02/01/47 - 06/01/49	453	470,569
5.00%, 04/01/48 - 07/01/48	123	130,283
Ginnie Mae Mortgage-Backed Securities:
3.00%, 05/20/45 - 06/01/49(d)	171	173,577
3.50%, 12/20/45 - 04/20/48	782	805,688
4.00%, 03/20/46 - 06/01/49(d)	522	541,080
4.50%, 04/20/48 - 06/01/49(d)	564	588,075
5.00%, 05/20/48 - 06/01/49(d)	195	203,294

Total U.S. Government Sponsored Agency Securities — 35.5% (Cost — $8,884,433)		8,911,113

U.S. Treasury Obligations — 11.4%
U.S. Treasury Bonds:
3.63%, 02/15/44	600	717,680
3.38%, 11/15/48	625	727,783
U.S. Treasury Notes:
7.25%, 08/15/22	200	232,945
6.25%, 08/15/23	500	586,699
2.38%, 08/15/24	200	204,063
7.50%, 11/15/24	200	256,758
6.00%, 02/15/26	100	124,750

Total U.S. Treasury Obligations — 11.4% (Cost — $2,730,092)		2,850,678

Total Long-Term Investments — 100.7% (Cost — $25,103,844)		25,273,218

Security	Shares	Value

Short-Term Securities — 8.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(e)(f)	2,055,396	$2,055,396

Total Short-Term Securities — 8.2% (Cost — $2,055,396)		2,055,396

Total Investments Before TBA Sale Commitments — 108.9% (Cost — $27,159,240)		27,328,614

	Par (000)

TBA Sale Commitments(d) — (1.9%)

Mortgage-Backed Securities — (1.9%)
Fannie Mae Mortgage-Backed Securities:
3.00%, 06/01/49	$125	(125,507)
4.00%, 06/13/49	3	(2,580)
4.50%, 06/13/49	325	(339,524)

Total TBA Sale Commitments — (1.9)% (Proceeds — $464,399)		(467,611)

Total Investments, Net of TBA Sale Commitments — 107.0% (Cost — $26,694,841)		26,861,003

Liabilities in Excess of Other Assets — (7.0)%		(1,761,201)

Net Assets — 100.0%		$25,099,802

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(d)	Represents or includes a TBA transaction.
(e)	Annualized 7-day yield as of period end.

(f)

During the year ended May 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 05/31/19	Value at 05/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	611,967	1,443,429	2,055,396	$2,055,396	$43,748	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro OAT	1	06/06/19	$184	$2,200
10-Year Australian Treasury Bond	6	06/17/19	591	14,368
10-Year U.S. Treasury Note	16	09/19/19	2,028	20,952
10-Year U.S. Ultra Long Treasury Note	5	09/19/19	683	14,172
Long U.S. Treasury Bond	3	09/19/19	461	9,444
Ultra Long U.S. Treasury Bond	1	09/19/19	176	5,036
Long Gilt Future	1	09/26/19	164	454
5-Year U.S. Treasury Note	30	09/30/19	3,521	35,578

				102,204

Short Contracts:
Euro Bund	7	06/06/19	1,316	(25,343)
10-Year Canada Bond Future	4	09/19/19	423	(3,735)
2-Year U.S. Treasury Note	1	09/30/19	215	(865)

				(29,943)

				$72,261

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,563	CAD	30,000	Citibank N.A.	06/19/19	$358
USD	7,480	CAD	10,000	JPMorgan Chase Bank N.A.	06/19/19	79
USD	11,330	EUR	10,000	Barclays Bank PLC	06/19/19	145
USD	11,207	EUR	10,000	Citibank N.A.	06/19/19	22
USD	11,388	EUR	10,000	Citibank N.A.	06/19/19	203
USD	1,277	HKD	10,000	Citibank N.A.	06/19/19	1
USD	1,277	HKD	10,000	Citibank N.A.	06/19/19	2
USD	1,277	HKD	10,000	Deutsche Bank AG	06/19/19	1
USD	1,277	HKD	10,000	Deutsche Bank AG	06/19/19	1
USD	2,554	HKD	20,000	JPMorgan Chase Bank N.A.	06/19/19	3
USD	7,411	SGD	10,000	Citibank N.A.	06/19/19	129

						944

USD	1,274	HKD	10,000	JPMorgan Chase Bank N.A.	06/19/19	(2)
USD	1,275	HKD	10,000	JPMorgan Chase Bank N.A.	06/19/19	(1)

						(3)

						$941

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	B	USD	80	$4,462	$4,203	$259
iTraxx XO, Series 31, Version 1	5.00	Quarterly	06/20/24	B	EUR	70	7,644	6,935	709

							$12,106	$11,138	$968

(a)	Using S&P Global Ratings (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.62%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	N/A		03/11/21	USD	4,320	$(43,843)	$66	$(43,909)
6-Month EURIBOR, (0.25)%	Semi-annual	(0.16)%	Annual	N/A		03/11/21	EUR	1,470	3,834	25	3,809
6-Month GBP LIBOR, 0.87%	Semi-annual	1.04%	Semi-annual	N/A		05/02/21	GBP	390	1,405	(199)	1,604
6-Month GBP LIBOR, 0.87%	Semi-annual	1.05%	Semi-annual	N/A		05/03/21	GBP	370	1,493	(12)	1,505
6-Month GBP LIBOR, 0.87%	Semi-annual	1.05%	Semi-annual	N/A		05/07/21	GBP	200	787	3	784
6-Month EURIBOR, (0.25)%	Semi-annual	(0.21)%	Annual	N/A		05/16/21	EUR	1,170	1,613	310	1,303
6-Month EURIBOR, (0.25)%	Semi-annual	(0.09)%	Annual	06/06/19	(a)	06/06/21	EUR	5,880	24,366	916	23,450
1.16%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/21	GBP	960	(6,694)	(162)	(6,532)
2.62%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/21	USD	7,155	(88,427)	(549)	(87,878)
3-Month LIBOR, 2.50%	Quarterly	2.56%	Semi-annual	06/06/19	(a)	06/06/21	USD	1,380	15,649	255	15,394
3-Month LIBOR, 2.50%	Quarterly	2.53%	Semi-annual	06/06/19	(a)	06/06/21	USD	1,155	12,279	(272)	12,551
3-Month LIBOR, 2.50%	Quarterly	2.54%	Semi-annual	06/06/19	(a)	06/06/21	USD	1,235	13,415	269	13,146
0.94%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/21	GBP	980	(1,324)	307	(1,631)
6-Month GBP LIBOR, 0.87%	Semi-annual	0.96%	Semi-annual	06/06/19	(a)	06/06/21	GBP	970	1,817	41	1,776
(0.19)%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/21	EUR	780	(1,593)	55	(1,648)
(0.21)%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/21	EUR	2,170	(3,223)	405	(3,628)
(0.20)%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/21	EUR	579	(978)	228	(1,206)
2.41%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/21	USD	2,270	(19,019)	2,454	(21,473)
(0.19)%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/21	EUR	2,420	(4,995)	3	(4,998)
(0.18)%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/21	EUR	2,125	(4,578)	(362)	(4,216)
6-Month EURIBOR, (0.25)%	Semi-annual	(0.19)%	Annual	06/06/19	(a)	06/06/21	EUR	2,140	4,448	(58)	4,506
(0.21)%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/21	EUR	1,080	(1,652)	(550)	(1,102)
(0.24)%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/21	EUR	1,110	(885)	(19)	(866)
(0.24)%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/21	EUR	1,117	(854)	(88)	(766)
0.23%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/24	EUR	6,727	(124,613)	(6,850)	(117,763)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.34%	Semi-annual	06/06/19	(a)	06/06/24	GBP	1,560	37,218	1,578	35,640
2.58%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/24	USD	2,178	(67,738)	(16,403)	(51,335)
2.51%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/24	USD	590	(16,391)	(389)	(16,002)
6-Month EURIBOR, (0.25)%	Semi-annual	0.12%	Annual	06/06/19	(a)	06/06/24	EUR	460	5,742	111	5,631
6-Month GBP LIBOR, 0.87%	Semi-annual	1.24%	Semi-annual	06/06/19	(a)	06/06/24	GBP	1,140	20,374	(1,623)	21,997

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, (0.25)%	Semi-annual	0.12%	Annual	06/06/19	(a)	06/06/24	EUR	430	$5,385	$(327)	$5,712
6-Month EURIBOR, (0.25)%	Semi-annual	0.12%	Annual	06/06/19	(a)	06/06/24	EUR	440	5,552	(275)	5,827
3-Month LIBOR, 2.50%	Quarterly	2.47%	Semi-annual	06/06/19	(a)	06/06/24	USD	18	452	8	444
6-Month GBP LIBOR, 0.87%	Semi-annual	1.12%	Semi-annual	06/06/19	(a)	06/06/24	GBP	413	4,115	703	3,412
6-Month EURIBOR, (0.25)%	Semi-annual	0.07%	Annual	06/06/19	(a)	06/06/24	EUR	780	7,462	(366)	7,828
3-Month LIBOR, 2.50%	Quarterly	2.29%	Semi-annual	06/06/19	(a)	06/06/24	USD	540	9,228	2,050	7,178
6-Month EURIBOR, (0.25)%	Semi-annual	0.08%	Annual	06/06/19	(a)	06/06/24	EUR	450	4,492	82	4,410
3-Month LIBOR, 2.50%	Quarterly	2.20%	Semi-annual	06/06/19	(a)	06/06/24	USD	543	7,177	(680)	7,857
1.06%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/24	GBP	360	(2,351)	(248)	(2,103)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.04%	Semi-annual	06/06/19	(a)	06/06/24	GBP	400	2,086	(395)	2,481
1.07%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/24	GBP	395	(2,891)	154	(3,045)
6-Month EURIBOR, (0.25)%	Semi-annual	0.06%	Annual	06/06/19	(a)	06/06/24	EUR	320	2,942	(97)	3,039
6-Month EURIBOR, (0.25)%	Semi-annual	0.02%	Annual	06/06/19	(a)	06/06/24	EUR	503	3,395	(312)	3,707
6-Month EURIBOR, (0.25)%	Semi-annual	0.03%	Annual	06/06/19	(a)	06/06/24	EUR	231	1,762	(532)	2,294
3-Month LIBOR, 2.50%	Quarterly	2.34%	Semi-annual	06/06/19	(a)	06/06/24	USD	540	10,559	(1,512)	12,071
6-Month EURIBOR, (0.25)%	Semi-annual	0.08%	Annual	06/06/19	(a)	06/06/24	EUR	540	5,551	168	5,383
6-Month GBP LIBOR, 0.87%	Semi-annual	1.24%	Semi-annual	06/06/19	(a)	06/06/24	GBP	335	5,991	29	5,962
6-Month EURIBOR, (0.25)%	Semi-annual	0.10%	Annual	06/06/19	(a)	06/06/24	EUR	850	9,518	2,368	7,150
6-Month GBP LIBOR, 0.87%	Semi-annual	1.20%	Semi-annual	06/06/19	(a)	06/06/24	GBP	370	5,686	476	5,210
6-Month EURIBOR, (0.25)%	Semi-annual	0.04%	Annual	06/06/19	(a)	06/06/24	EUR	460	3,730	(35)	3,765
0.04%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/24	EUR	860	(6,971)	743	(7,714)
6-Month EURIBOR, (0.25)%	Semi-annual	(0.01)%	Annual	06/06/19	(a)	06/06/24	EUR	400	2,028	354	1,674
1.11%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/24	GBP	245	(2,283)	(149)	(2,134)
6-Month EURIBOR, (0.25)%	Semi-annual	0.00%	Annual	06/06/19	(a)	06/06/24	EUR	430	2,508	538	1,970
6-Month EURIBOR, (0.25)%	Semi-annual	(0.03)%	Annual	06/06/19	(a)	06/06/24	EUR	445	1,789	(102)	1,891
1.11%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/24	GBP	245	(2,283)	(327)	(1,956)
6-Month EURIBOR, (0.25)%	Semi-annual	(0.03)%	Annual	06/06/19	(a)	06/06/24	EUR	447	1,816	316	1,500
MXN 28D TIIE, 8.51%	Monthly	7.89%	Monthly	09/18/19	(a)	09/11/24	MXN	1,970	541	2	539
3-Month JIBAR, 7.12%	Quarterly	7.77%	Quarterly	09/18/19	(a)	09/18/24	ZAR	1,090	1,421	1	1,420
2.32%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	1,830	(4,986)	4	(4,990)
2.07%	Semi-annual	6-Month SIBOR, 2.03%	Semi-annual	09/18/19	(a)	09/18/24	SGD	700	(5,620)	9	(5,629)

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
(0.02)%	Semi-annual	6-Month JPY LIBOR, 0.00%	Semi-annual	09/18/19	(a)	09/18/24	JPY	4,000	$(47)	$1	$(48)
3-Month LIBOR, 2.50%	Quarterly	2.47%	Semi-annual	09/18/19	(a)	09/18/24	USD	370	10,071	(107)	10,178
0.52%	Annual	3-Month STIBOR, 0.01%	Quarterly	09/18/19	(a)	09/18/24	SEK	880	(1,097)	(9)	(1,088)
6-Month BBR, 1.41%	Semi-annual	1.92%	Semi-annual	09/18/19	(a)	09/18/24	AUD	70	1,175	1	1,174
0.53%	Annual	3-Month STIBOR, 0.01%	Quarterly	09/18/19	(a)	09/18/24	SEK	940	(1,222)	2	(1,224)
0.18%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	90	(1,262)	2	(1,264)
3-Month LIBOR, 2.50%	Quarterly	2.47%	Semi-annual	09/18/19	(a)	09/18/24	USD	210	5,700	4	5,696
2.07%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	230	(281)	1	(282)
0.11%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	20	(199)	—	(199)
2.11%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	137	(203)	—	(203)
2.11%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	137	(205)	—	(205)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.18%	Semi-annual	09/18/19	(a)	09/18/24	GBP	40	528	1	527
6-Month BBR, 1.41%	Semi-annual	1.75%	Semi-annual	09/18/19	(a)	09/18/24	AUD	80	902	1	901
2.15%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	87	(150)	—	(150)
2.13%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	410	(650)	1	(651)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.27%	Semi-annual	09/18/19	(a)	09/18/24	GBP	60	1,118	2	1,116
0.12%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	30	(325)	1	(326)
2.14%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	220	(362)	1	(363)
0.08%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	40	(331)	5	(336)
6-Month BBR, 1.41%	Semi-annual	1.68%	Semi-annual	09/18/19	(a)	09/18/24	AUD	50	446	1	445
3-Month CAD BA, 2.01%	Semi-annual	1.93%	Semi-annual	09/18/19	(a)	09/18/24	CAD	50	342	1	341
3-Month LIBOR, 2.50%	Quarterly	2.31%	Semi-annual	09/18/19	(a)	09/18/24	USD	30	591	1	590
2.16%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	320	(563)	1	(564)
0.10%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	60	(584)	1	(585)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.24%	Semi-annual	09/18/19	(a)	09/18/24	GBP	40	668	1	667
6-Month BBR, 1.41%	Semi-annual	1.63%	Semi-annual	09/18/19	(a)	09/18/24	AUD	70	509	1	508
2.02%	Semi-annual	6-Month SIBOR, 2.03%	Semi-annual	09/18/19	(a)	09/18/24	SGD	50	(309)	1	(310)
0.08%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	110	(933)	36	(969)
6-Month BBR, 1.41%	Semi-annual	1.64%	Semi-annual	09/18/19	(a)	09/18/24	AUD	90	660	1	659
0.10%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	30	(276)	1	(277)
0.06%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	120	(839)	3	(842)
6-Month WIBOR, 1.69%	Semi-annual	2.16%	Annual	09/18/19	(a)	09/18/24	PLN	80	201	—	201
3-Month JIBAR, 7.12%	Quarterly	7.48%	Quarterly	09/18/19	(a)	09/18/24	ZAR	1,660	783	2	781
0.02%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	09/18/19	(a)	09/18/24	EUR	100	(513)	2	(515)

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month GBP LIBOR, 0.87%	Semi-annual	1.13%	Semi-annual	09/18/19	(a)	09/18/24	GBP	20	$200	$1	$199
3-Month JIBAR, 7.12%	Quarterly	7.46%	Quarterly	09/18/19	(a)	09/18/24	ZAR	1,730	743	2	741
6-Month BBR, 1.41%	Semi-annual	1.59%	Semi-annual	09/18/19	(a)	09/18/24	AUD	50	288	1	287
2.03%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	823	(808)	2	(810)
2.03%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	297	(296)	1	(297)
6-Month EURIBOR, (0.25)%	Semi-annual	0.18%	Annual	09/18/19	(a)	09/18/24	EUR	20	281	183	98
3-Month JIBAR, 7.12%	Quarterly	7.38%	Quarterly	09/18/19	(a)	09/18/24	ZAR	480	99	1	98
1.87%	Quarterly	3-Month HIBOR, 2.14%	Quarterly	09/18/19	(a)	09/18/24	HKD	320	1	1	—
3-Month LIBOR, 2.50%	Quarterly	2.70%	Semi-annual	N/A		03/11/29	USD	770	42,525	17	42,508
0.65%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	N/A		03/11/29	EUR	130	(5,112)	3	(5,115)
1.33%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	N/A		05/02/29	GBP	40	(1,068)	142	(1,210)
1.37%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	N/A		05/03/29	GBP	30	(960)	51	(1,011)
1.37%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	N/A		05/07/29	GBP	40	(1,285)	2	(1,287)
0.45%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	N/A		05/16/29	EUR	79	(1,118)	24	(1,142)
6-Month EURIBOR, (0.25)%	Semi-annual	0.76%	Annual	06/06/19	(a)	06/06/29	EUR	3,360	160,071	8,813	151,258
1.52%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/29	GBP	1,000	(50,473)	(2,048)	(48,425)
3-Month LIBOR, 2.50%	Quarterly	2.74%	Semi-annual	06/06/19	(a)	06/06/29	USD	5,350	315,033	(231)	315,264
0.60%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	490	(14,726)	(272)	(14,454)
1.40%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/29	GBP	590	(20,761)	1,934	(22,695)
0.61%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	680	(20,742)	1,908	(22,650)
0.61%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	220	(6,932)	373	(7,305)
0.63%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	220	(7,356)	(132)	(7,224)
2.61%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/29	USD	260	(12,290)	271	(12,561)
2.62%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/29	USD	558	(26,745)	(601)	(26,144)
0.61%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	220	(6,883)	(1,776)	(5,107)
1.26%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/29	GBP	213	(3,975)	(603)	(3,372)
0.51%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	870	(17,421)	1,729	(19,150)
2.44%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/29	USD	293	(9,119)	(1,512)	(7,607)
0.52%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	460	(9,717)	(537)	(9,180)
2.37%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/29	USD	288	(7,294)	503	(7,797)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.19%	Semi-annual	06/06/19	(a)	06/06/29	GBP	200	1,975	(147)	2,122

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month GBP LIBOR, 0.87%	Semi-annual	1.21%	Semi-annual	06/06/19	(a)	06/06/29	GBP	410	$4,905	$(34)	$4,939
0.54%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	220	(4,969)	337	(5,306)
1.34%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/29	GBP	200	(5,616)	(92)	(5,524)
6-Month EURIBOR, (0.25)%	Semi-annual	0.50%	Annual	06/06/19	(a)	06/06/29	EUR	200	3,815	(253)	4,068
3-Month LIBOR, 2.50%	Quarterly	2.49%	Semi-annual	06/06/19	(a)	06/06/29	USD	340	12,334	(1,367)	13,701
1.41%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/29	GBP	385	(14,274)	(153)	(14,121)
1.36%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/29	GBP	190	(5,933)	(356)	(5,577)
0.52%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	240	(4,938)	53	(4,991)
6-Month EURIBOR, (0.25)%	Semi-annual	0.53%	Annual	06/06/19	(a)	06/06/29	EUR	240	5,274	(159)	5,433
0.45%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	210	(2,697)	(572)	(2,125)
0.45%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/29	EUR	220	(2,826)	(600)	(2,226)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.26%	Semi-annual	06/06/19	(a)	06/06/29	GBP	200	3,798	196	3,602
6-Month GBP LIBOR, 0.87%	Semi-annual	1.26%	Semi-annual	06/06/19	(a)	06/06/29	GBP	130	2,468	127	2,341
6-Month GBP LIBOR, 0.87%	Semi-annual	1.26%	Semi-annual	06/06/19	(a)	06/06/29	GBP	200	3,798	683	3,115
6-Month GBP LIBOR, 0.87%	Semi-annual	1.26%	Semi-annual	06/06/19	(a)	06/06/29	GBP	130	2,469	444	2,025
6-Month GBP LIBOR, 0.87%	Semi-annual	1.08%	Semi-annual	06/06/19	(a)	06/06/29	GBP	105	(298)	3	(301)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.65%	Semi-annual	06/06/19	(a)	06/06/49	GBP	150	18,346	880	17,466
1.32%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/49	EUR	430	(53,597)	(2,563)	(51,034)
2.90%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/49	USD	1,200	(159,300)	63	(159,363)
6-Month EURIBOR, (0.25)%	Semi-annual	1.17%	Annual	06/06/19	(a)	06/06/49	EUR	100	7,723	314	7,409
6-Month EURIBOR, (0.25)%	Semi-annual	1.18%	Annual	06/06/19	(a)	06/06/49	EUR	170	13,918	(1,462)	15,380
6-Month EURIBOR, (0.25)%	Semi-annual	1.22%	Annual	06/06/19	(a)	06/06/49	EUR	80	7,397	179	7,218
3-Month LIBOR, 2.50%	Quarterly	2.79%	Semi-annual	06/06/19	(a)	06/06/49	USD	120	13,200	461	12,739
6-Month EURIBOR, (0.25)%	Semi-annual	1.20%	Annual	06/06/19	(a)	06/06/49	EUR	90	7,888	2,669	5,219
6-Month EURIBOR, (0.25)%	Semi-annual	1.07%	Annual	06/06/19	(a)	06/06/49	EUR	170	7,932	(841)	8,773
6-Month EURIBOR, (0.25)%	Semi-annual	1.07%	Annual	06/06/19	(a)	06/06/49	EUR	90	4,139	691	3,448
1.29%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/49	GBP	80	(180)	842	(1,022)
1.33%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/49	GBP	80	(1,215)	848	(2,063)
6-Month EURIBOR, (0.25)%	Semi-annual	1.11%	Annual	06/06/19	(a)	06/06/49	EUR	80	4,815	18	4,797
6-Month GBP LIBOR, 0.87%	Semi-annual	1.48%	Semi-annual	06/06/19	(a)	06/06/49	GBP	80	5,125	135	4,990

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.69%	Semi-annual	3-Month LIBOR, 2.50%	Quarterly	06/06/19	(a)	06/06/49	USD	40	$(3,444)	$255	$(3,699)
6-Month GBP LIBOR, 0.87%	Semi-annual	1.54%	Semi-annual	06/06/19	(a)	06/06/49	GBP	70	5,996	(113)	6,109
1.11%	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	06/06/19	(a)	06/06/49	EUR	90	(5,271)	243	(5,514)
6-Month EURIBOR, (0.25)%	Semi-annual	1.02%	Annual	06/06/19	(a)	06/06/49	EUR	80	2,577	763	1,814
1.40%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/49	GBP	75	(3,026)	(81)	(2,945)
1.40%	Semi-annual	6-Month GBP LIBOR, 0.87%	Semi-annual	06/06/19	(a)	06/06/49	GBP	75	(3,027)	(520)	(2,507)

									$12,218	$(8,761)	$20,979

(a)	Forward swaps.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 1.78%	Quarterly	1.61%	Quarterly	Deutsche Bank AG	09/18/19	09/18/24	KRW	67,360	$487	$—	$487
3-Month KRW CDC, 1.78%	Quarterly	1.55	Quarterly	Citibank N.A.	09/18/19	09/18/24	KRW	67,970	319	—	319
3-Month KRW CDC, 1.78%	Quarterly	1.49	Quarterly	Citibank N.A.	09/18/19	09/18/24	KRW	38,816	78	—	78
3-Month KRW CDC, 1.78%	Quarterly	1.48	Quarterly	Citibank N.A.	09/18/19	09/18/24	KRW	38,822	71	—	71
3-Month KRW CDC, 1.78%	Quarterly	1.49	Quarterly	Deutsche Bank AG	09/18/19	09/18/24	KRW	38,822	78	—	78

									$1,033	$—	$1,033

(a)	Forward swap

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$52,411	$(50,034)	$917,733	$(895,786)
OTC Swaps	—	—	1,033	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$102,204	$—	$102,204
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	944	—	—	944
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	968	—	—	916,765	—	917,733
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	1,033	—	1,033

	$—	$968	$—	$944	$1,020,002	$—	$1,021,914

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$29,943	$—	$29,943
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3	—	—	3
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	895,786	—	895,786

	$—	$—	$—	$3	$925,729	$—	$925,732

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$201,297	$—	$201,297
Forward foreign currency exchange contracts	—	—	—	1,423	—	—	1,423
Swaps	—	(8,769)	—	—	19,302	14,211	24,744

	$—	$(8,769)	$—	$1,423	$220,599	$14,211	$227,464

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$74,245	$—	$74,245
Forward foreign currency exchange contracts	—	—	—	300	—	—	300
Swaps	—	(3,533)	—	—	21	(8,791)	(12,303)

	$—	$(3,533)	$—	$300	$74,266	$(8,791)	$62,242

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,083,123
Average notional value of contracts — short	$2,164,336
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$44,081
Average amounts sold — in USD	$6,622
Credit default swaps:
Average notional value — buy protection	$196,293
Average notional value — sell protection	$407,301
Interest rate swaps:
Average notional value — pay fixed rate	$38,415,579
Average notional value — receives fixed rate	$37,816,240
Inflation swaps:
Average notional amount — pays	$122,500
Average notional amount — receives	$125,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$32,023	$—
Forward foreign currency exchange contracts	944	3
Swaps — Centrally cleared	—	5,747
Swaps — OTC(a)	1,033	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$34,000	$5,750
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(32,023)	(5,747)

Total derivative assets and liabilities subject to an MNA	$1,977	$3

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$145	$—	$—	$—	$145
Citibank N.A.	1,183	—	—	—	1,183
Deutsche Bank AG	567	—	—	—	567
JPMorgan Chase Bank N.A.	82	(3)	—	—	79

	$1,977	$(3)	$—	$—	$1,974

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
JPMorgan Chase Bank N.A.	$3	$(3)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	BlackRock Impact Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Corporate Bonds	$—	$13,511,427	$—	$13,511,427
U.S. Government Sponsored Agency Securities	—	8,911,113	—	8,911,113
U.S. Treasury Obligations	—	2,850,678	—	2,850,678
Short-Term Securities	2,055,396	—	—	2,055,396
Liabilities:
Investments:
TBA Sale Commitments	—	(467,611)	—	(467,611)

	$2,055,396	$24,805,607	$—	$26,861,003

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$968	$—	$968
Forward foreign currency contracts	—	944	—	944
Interest rate contracts	102,204	917,798	—	1,020,002
Liabilities:
Forward foreign currency contracts	—	(3)	—	(3)
Interest rate contracts	(29,943)	(895,786)	—	(925,729)

	$72,261	$23,921	$—	$96,182

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities

May 31, 2019

BlackRock Impact Bond Fund

ASSETS
Investments at value — unaffiliated (cost — $25,103,844)	$25,273,218
Investments at value — affiliated (cost — $2,055,396)	2,055,396
Cash pledged:
Futures contracts	89,000
Centrally cleared swaps	115,000
Foreign currency at value (cost — $113,083)	111,677
Receivables:
Investments sold	616
TBA sale commitments	464,924
Capital shares sold	43
Dividends — affiliated	5,554
Interest — unaffiliated	188,443
From the Manager	54,289
Variation margin on futures contracts	32,023
Unrealized appreciation on:
Forward foreign currency exchange contracts	944
OTC swaps	1,033
Prepaid expenses	20,588

Total assets	28,412,748

LIABILITIES
TBA sale commitments at value (proceeds — $464,399)	467,611
Payables:
Investments purchased	2,562,199
Administration fees	310
Capital shares redeemed	5,435
Income dividend distributions	45,368
Trustees’ and Officer’s fees	245
Other accrued expenses	225,852
Service and distribution fees	176
Variation margin on centrally cleared swaps	5,747
Unrealized depreciation on forward foreign currency exchange contracts	3

Total liabilities	3,312,946

NET ASSETS	$25,099,802

NET ASSETS CONSIST OF
Paid-in capital	$25,315,206
Accumulated loss	(215,404)

NET ASSETS	$25,099,802

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (continued)

May 31, 2019

BlackRock Impact Bond Fund

NET ASSET VALUE

Institutional
Net assets	$24,031,273

Shares outstanding(a)	2,438,815

Net asset value	$9.85

Investor A
Net assets	$549,861

Shares outstanding(a)	55,789

Net asset value	$9.86

Investor C
Net assets	$69,446

Shares outstanding(a)	7,047

Net asset value	$9.85

Class K
Net assets	$449,222

Shares outstanding(a)	45,591

Net asset value	$9.85

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Operations

Year Ended May 31, 2019

BlackRock Impact Bond Fund

INVESTMENT INCOME
Interest — unaffiliated	$692,575
Dividends — affiliated	43,748

Total investment income	736,323

EXPENSES
Professional	126,550
Investment advisory	72,401
Custodian	62,066
Registration	58,197
Board realignment and consolidation	54,497
Printing	18,339
Accounting services	16,913
Administration	10,257
Transfer agent — class specific	9,601
Administration — class specific	4,829
Trustees and Officer	3,426
Service and distribution — class specific	1,991
Miscellaneous	50,957

Total expenses	490,024

Less:
Fees waived and/or reimbursed by the Manager	(376,441)
Administration fees waived	(10,222)
Administration fees waived — class specific	(1,798)
Transfer agent fees waived and/or reimbursed — class specific	(996)

Total expenses after fees waived and/or reimbursed	100,567

Net investment income	635,756

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(86,038)
Futures contracts	201,297
Forward foreign currency exchange contracts	1,423
Foreign currency transactions	(3,932)
Swaps	24,744

137,494

Net change in unrealized appreciation (depreciation) on:
Investments	728,502
Futures contracts	74,245
Forward foreign currency exchange contracts	300
Foreign currency translations	3,271
Swaps	(12,303)

794,015

Net realized and unrealized gain	931,509

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,567,265

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Impact Bond Fund
	Year Ended May 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$635,756	$518,136
Net realized gain (loss)	137,494	(260,901)
Net change in unrealized appreciation (depreciation)	794,015	(463,257)

Net increase (decrease) in net assets resulting from operations	1,567,265	(206,022)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(668,828)	(546,635)
Investor A	(13,941)	(3,656)
Investor C	(1,225)	(934)
Class K	(2,302)	(1,184)

Decrease in net assets resulting from distributions to shareholders	(686,296)	(552,409)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(112,983)	5,218,839

NET ASSETS(b)
Total increase in net assets	767,986	4,460,408
Beginning of year	24,331,816	19,871,408

End of year	$25,099,802	$24,331,816

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to confirm with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund

	Institutional
	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2019		2018

Net asset value, beginning of period	$9.51		$9.81	$10.00

Net investment income(b)	0.25		0.22	0.15
Net realized and unrealized gain (loss)	0.36		(0.29)	(0.18)

Net increase (decrease) from investment operations	0.61		(0.07)	(0.03)

Distributions from net investment income(c)	(0.27)		(0.23)	(0.16)

Net asset value, end of period	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	6.55%		(0.67)%	(0.32	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.02	%(g)	1.70%	1.63	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	0.41%		0.40%	0.44	%(h)

Net investment income(f)	2.64%		2.30%	1.93	%(h)

Supplemental Data
Net assets, end of period (000)	$24,031		$23,816	$19,713

Portfolio turnover rate(i)	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,		Period from 08/23/16 (a) to 05/31/17
	2019	2018
Portfolio turnover rate (excluding MDRs)	117%	243%	332%

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)

	Investor A
	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2019		2018

Net asset value, beginning of period	$9.51		$9.81	$10.00

Net investment income(b)	0.23		0.20	0.13
Net realized and unrealized gain (loss)	0.37		(0.29)	(0.18)

Net increase (decrease) from investment operations	0.60		(0.09)	(0.05)

Distributions from net investment income(c)	(0.25)		(0.21)	(0.14)

Net asset value, end of period	$9.86		$9.51	$9.81

Total Return(d)
Based on net asset value	6.39%		(0.95)%	(0.52	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.44	%(g)	2.17%	1.95	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	0.66%		0.67%	0.70	%(h)

Net investment income(f)	2.39%		2.09%	1.69	%(h)

Supplemental Data
Net assets, end of period (000)	$550		$402	$59

Portfolio turnover rate(j)	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,		Period from 08/23/16 (a) to 05/31/17
	2019	2018
Portfolio turnover rate (excluding MDRs)	117%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)

	Investor C
	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2019		2018

Net asset value, beginning of period	$9.51		$9.81	$10.00

Net investment income(b)	0.16		0.12	0.07
Net realized and unrealized gain (loss)	0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	0.51		(0.16)	(0.11)

Distributions from net investment income(c)	(0.17)		(0.14)	(0.08)

Net asset value, end of period	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	5.49%		(1.69)%	(1.09	)%(e)

Ratios to Average Net Assets
Total expenses(f)	3.20	%(g)	2.86%	2.73	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	1.41%		1.43%	1.45	%(h)

Net investment income(f)	1.64%		1.26%	0.92	%(h)

Supplemental Data
Net assets, end of period (000)	$69		$66	$51

Portfolio turnover rate(j)	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,		Period from 08/23/16 (a) to 05/31/17
	2019	2018
Portfolio turnover rate (excluding MDRs)	117%	243%	332%

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)

	Class K
	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2019		2018

Net asset value, beginning of period	$9.51		$9.81	$10.00

Net investment income(b)	0.26		0.22	0.15
Net realized and unrealized gain (loss)	0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	0.61		(0.06)	(0.03)

Distributions from net investment income(c)	(0.27)		(0.24)	(0.16)

Net asset value, end of period	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	6.60%		(0.66)%	(0.29	)%(e)

Total expenses(f)	2.70	%(g)	1.80%	1.74	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	0.36%		0.38%	0.40	%(h)

Net investment income(f)	2.66%		2.30%	1.97	%(h)

Supplemental Data
Net assets, end of year (000)	$449		$48	$49

Portfolio turnover rate(j)	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,		Period from 08/23/16 (a) to 05/31/17
	2019	2018
Portfolio turnover rate (excluding MDRs)	117%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Impact Bond Fund (the “Fund”) is a series of the Trust and is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years
Class K Shares	No	No		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board of Trustees (the “Board”) approved an Agreement and Plan of Reorganization with respect to BlackRock Impact Bond Fund (the “Target Fund”), pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of BlackRock Funds IV, a newly organized Massachusetts business trust. The reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

The Reorganization was effected in connection with the reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund as of the date of the Reorganization. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post-Reorganization
BlackRock Impact Bond Fund	2,567,573	1	2,567,573

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Impact Bond Fund	$24,249,949	$25,887,791	$26,532,567

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse the Acquiring Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board effective January 1, 2019, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting themark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.30%
$1 Billion — $3 Billion	0.28
$3 Billion — $5 Billion	0.27
$5 Billion — $10 Billion	0.26
Greater than $10 Billion	0.26

The Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-advisor, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$1,329	$662	$1,991

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$4,691	$106	$15	$17	$4,829

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the year ended May 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$84	$66	$15	$22	$187

For the year ended May 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$8,316	$1,081	$140	$64	$9,601

Other Fees: For the year ended May 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares was $57.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2019, the amount waived was $1,425.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2019 there were no fees waived by the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets is as follows:

Institutional	0.41%
Investor A	0.66
Investor C	1.41
Class K	0.36

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2019 amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$320,519
Administration Fees waived	$10,222

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived — class specific, transfer agent fees reimbursed — class, respectively, in the Statement of Operations. For the year ended May 31, 2019, class specific expense waivers and/ or reimbursements are as follows:

Administration Fees Waived — class specific

Institutional	Investor A	Investor C	Class K	Total
$1,656	$109	$15	$18	$1,798

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transfer Agent Fees Reimbursed — class specific

Institutional	Investor A	Investor C	Class K	Total
$15	$811	$107	$63	$996

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2019, the amount reimbursed for the Fund was $54,497.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(a) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(b) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On May 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2020	2021
Fund Level	$278,009	$330,741
Institutional	—	1,671
Investor A	149	920
Investor C	96	122
Class K	51	81

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 31, 2019:

Fund Level	$213,940
Investor A	31
Investor C	34
Investor K	56

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2019, purchases and sales of investments purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
Non-U.S. Government Securities	$45,204,184
U.S. Government Securities	2,733,607

$47,937,791

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

Sales
Non-U.S. Government Securities	$50,023,110
U.S. Government Securities	—

$50,023,110

For the year ended May 31, 2019, purchases and sales related to mortgage dollar rolls were $20,235,010 and $20,254,777 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended May 31, 2017 and each of the two years ended May 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Impact Bond Fund
Ordinary income
5/31/2019	$686,296
5/31/2018	552,409

Total
5/31/2019	$686,296

5/31/2018	$552,409

As of period end, the tax components of accumulated loss were as follows:

Impact Bond Fund
Undistributed ordinary income	$102,147
Non-expiring capital loss carryforward(a)	(523,556)
Net unrealized gains (losses)(b)	206,005

$(215,404)

(a)	Amount available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.

During the year ended May 31, 2019, the Fund utilized $32,452 of its capital loss carryforward.

As of May 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$27,159,241

Gross unrealized appreciation	1,333,943
Gross unrealized depreciation	(1,130,299)

Net unrealized appreciation	$203,644

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2019, the Fund did not borrow under the credit agreement.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/19		Year Ended 05/31/18
Impact Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	414,898	$3,970,052	514,758	$5,038,917
Shares issued in reinvestment of distributions	13,586	129,300	8,343	80,184
Shares redeemed	(495,282)	(4,732,983)	(27,215)	(266,698)

Net increase (decrease)	(66,798)	$(633,631)	495,886	$4,852,403

Investor A
Shares sold	51,474	$490,766	36,092	$346,661
Shares issued in reinvestment of distributions	1,326	12,631	274	2,616
Shares redeemed	(39,340)	(377,521)	(38)	(366)

Net increase	13,460	$125,876	36,328	$348,911

Investor C
Shares sold	361	$3,409	2,317	$22,829
Shares issued in reinvestment of distributions	36	343	27	257
Shares redeemed	(291)	(2,723)	(584)	(5,561)

Net increase	106	$1,029	1,760	$17,525

Class K
Shares sold	40,936	$397,085	—	$—
Shares issued in reinvestment of distributions	87	861
Shares redeemed	(432)	(4,203)

Net increase (decrease)	40,591	$393,743	—	$—

Total Net Increase (decrease)	(12,641)	$(112,983)	533,974	$5,218,839

As of May 31, 2019, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Institutional	1,985,000
Investor A	5,000
Investor C	5,000
Class K	5,000

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

Distributions for the year ended May 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Impact Bond	Institutional	$546,635	$—
	Investor A	3,656	—
	Investor C	934	—
	Class K	1,184	—

Undistributed (distributions in excess of) net investment loss as of May 31, 2018 was $ 3,321.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Impact Bond Fund and the Board of Trustees of BlackRock Funds IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Impact Bond Fund of BlackRock Funds IV, (the “Fund”), including the schedule of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended May 31, 2019 and for the period from August 23, 2016 (commencement of operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended May 31, 2019 and for the period from August 23, 2016 (commencement of operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended May 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund.

	Payable Date	Impact Bond Fund
Interest Related Dividends for Non-U.S. Residents(a)	June 2018	84.36%
	July 2018 — December 2018	81.97
	January 2019 — May 2019	69.85
Federal Obligation Interest(b)	January 2019 — May 2019	7.24

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	88 RICs consisting of 112 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	88 RICs consisting of 112 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	88 RICs consisting of 112 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	88 RICs consisting of 112 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	88 RICs consisting of 112 Portfolios	None

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	88 RICs consisting of 112 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 294 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Previously Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and, for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	45

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

S&P	S&P Global Ratings

GLOSSARY OF TERMS USED IN THIS REPORT	47

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-5/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of trustees has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Impact Bond Fund	$56,712	$56,712	$0	$0	$19,600	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

    The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

    Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Impact Bond Fund	$19,600	$17,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: August 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: August 2, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: August 2, 2019